UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2022

SUMMIT HOTEL PROPERTIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-35074	27-2962512
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13215 Bee Cave Parkway, Suite B-300

Austin, Texas 78738

(Address of Principal Executive Offices)

(512) 538-2300

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	INN	New York Stock Exchange
Series E Cumulative Redeemable Preferred Stock, $0.01 par value	INN-PE	New York Stock Exchange
Series F Cumulative Redeemable Preferred Stock, $0.01 par value	INN-PF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.02 Termination of a Material Agreement.

On May 9, 2022, Summit Hotel Properties, Inc. (the “Company”) terminated each of the sales agreements, dated May 25, 2017, by and among the Company and Summit Hotel OP, LP, the operating partnership of the Company (the “Operating Partnership”), on the one hand, and each of Robert W. Baird & Co. Incorporated, Raymond James & Associates, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Deutsche Bank Securities Inc., RBC Capital Markets, LLC, KeyBanc Capital Markets Inc., Canaccord Genuity Inc., Jefferies LLC, BB&T Capital Markets, a division of BB&T Securities, LLC, and BTIG, LLC, on the other hand, in connection with the Company’s entry into a new equity distribution agreement. See Item 8.01 below.

Item 8.01 Other Events.

ATM Program

On May 9, 2022, the Company and Summit Hotel OP, LP, a Delaware limited partnership, entered into an equity distribution agreement (the “Equity Distribution Agreement”) with Robert W. Baird & Co. Incorporated, BofA Securities, Inc., BMO Capital Markets Corp., BTIG, LLC, Capital One Securities, Inc., Deutsche Bank Securities Inc., Jefferies LLC, Raymond James & Associates, Inc., RBC Capital Markets, LLC, Regions Securities LLC, Truist Securities, Inc. and Wells Fargo Securities, LLC, as sales agents for the Company, principals and/or (except in the case of Robert W. Baird & Co. Incorporated, BTIG, LLC and Capital One Securities, Inc.) forward sellers (in any such capacity, each a “Manager” and, collectively, the “Managers”) and Bank of America, N.A., The Bank of Montreal, Deutsche Bank AG, London Branch, Jefferies LLC, Raymond James & Associates, Inc., Regions Securities LLC, The Royal Bank of Canada, Truist Bank and Wells Fargo Bank, National Association, as forward purchasers (in such capacity, each a “Forward Purchaser” and, collectively, the “Forward Purchasers”), providing for the offer and sale of shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), having a maximum aggregate offering price of up to $200,000,000 through or to the Managers, as the Company’s sales agents or, if applicable, as forward sellers, or directly to the Managers, as principals.

Sales of shares of the Company’s Common Stock, if any, made through the Managers, as the Company’s sales agents or, if applicable, as forward sellers pursuant to the Equity Distribution Agreement, may be made in sales deemed to be “at-the-market offerings” as defined in Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), including (1) by means of ordinary brokers’ transactions on the New York Stock Exchange at market prices prevailing at the time of sale, in negotiated transactions or as otherwise agreed by the Company, the applicable Manager and the applicable investor, (2) to or through any market maker or (3) on or through any other national securities exchange or facility thereof, trading facility of a securities association or national securities exchange, alternative trading system, electronic communication network or other similar market venue.

The Managers are not required to sell any specific number or dollar amount of shares of the Company’s Common Stock, but will use their commercially reasonable efforts consistent with the Company’s normal trading and sales practices as its sales agents or as forward sellers and subject to the terms of the Equity Distribution Agreement and, in the case of shares offered through such Managers as forward sellers, the relevant forward sale agreements to be entered into by the Company with the related Forward Purchasers (each a “Forward Confirmation” and, collectively, the “Forward Confirmations”) to sell the shares of the Company’s Common Stock, as instructed by the Company and, in the case of shares offered through such Managers as forward sellers, the relevant Forward Purchasers. The shares of the Company’s Common Stock offered and sold through the Managers, as its sales agents or as forward sellers, pursuant to the Equity Distribution Agreement will be offered and sold through only one Manager on any given day.

Each Manager will receive from the Company a commission that will not exceed, but may be lower than, 2.0% of the gross sales price of shares of the Company’s Common Stock sold through it as its sales agent under the Equity Distribution Agreement. Under the terms of the Equity Distribution Agreement, the Company may also sell shares of its Common Stock to each of the Managers, as principal, at a price agreed upon at the time of sale. If the Company sells shares of its Common Stock to any Manager as principal, the Company will enter into a separate agreement with such Manager setting forth the terms of such transaction, and, to the extent required by applicable law, the Company will describe the agreement in a separate prospectus supplement or pricing supplement. In connection with each Forward Confirmation, the Company will pay the applicable Manager, as forward seller, a commission, in the form of a reduction to the initial forward price under the related Forward Confirmation, at a mutually agreed rate that will not exceed, but may be lower than, 2.0% of the gross sales price per share of the borrowed shares of the Company’s Common Stock sold through such Manager, as forward seller, during the applicable forward selling period for such shares (subject to certain possible adjustments to such gross sales price for daily accruals and any dividends having an “ex-dividend” date during such forward selling period).

If the Company enters into a Forward Confirmation with any Forward Purchaser, the Company expects that such Forward Purchaser (or its affiliate) will attempt to borrow from third parties and sell, through the relevant Manager, acting as forward seller, shares of the Company’s Common Stock to hedge such Forward Purchaser’s exposure under such Forward Confirmation. All of the net proceeds from the sale of any such borrowed shares will be paid to the applicable Forward Purchaser (or one or more of its affiliates). The Company will not receive any proceeds from any sale of shares of its Common Stock borrowed by a Forward Purchaser (or its affiliate) and sold through a Manager acting as a forward seller.

The Company currently expects to fully physically settle each Forward Confirmation, if any, with the relevant Forward Purchaser on one or more dates specified by the Company on or prior to the maturity date of such Forward Confirmation. However, the Company will generally have the right, subject to certain exceptions, to elect cash settlement or net share settlement instead of physical settlement for any of the shares the Company has agreed to sell under such Forward Confirmation. If the Company elects to physically settle any Forward Confirmation or is deemed to have elected to physically settle any Forward Confirmation by delivering shares of its Common Stock, the Company will receive an amount of cash from the relevant Forward Purchaser equal to the product of (1) the forward price per share under such Forward Confirmation and (2) the number of shares of the Company’s Common Stock as to which the Company has elected or is deemed to have elected physical settlement, subject to the price adjustment and other provisions of such Forward Confirmation. Each Forward Confirmation will provide that the forward price will be subject to adjustment on a daily basis based on a floating interest rate factor equal to a specified daily rate less a spread. In addition, the forward price will be subject to decrease on certain dates specified in the relevant Forward Confirmation by the amount per share of dividends the Company expects to declare on its Common Stock during the term of such Forward Confirmation. If the specified daily rate is less than the applicable spread on any day, the interest rate factor will result in a daily reduction of the forward price.

The Company intends to contribute the net proceeds it receives from the issuance and sale by the Company of any shares of its Common Stock to or through the Managers or upon physical settlement of any Forward Confirmation to its operating partnership. The Company’s operating partnership intends to use such proceeds for general business and working capital purposes, including the acquisition of hotels, the repayment of outstanding indebtedness, making capital improvements to hotels and other general corporate purposes. Pending such uses, net proceeds initially may be temporarily invested in interest-bearing accounts and short-term, interest-bearing securities or other investments that are consistent with the Company’s intention to qualify for taxation as a REIT for federal income tax purposes. The Company will not receive any proceeds from any sale of borrowed shares of the Company’s Common Stock by any Forward Purchaser in connection with any Forward Confirmation as a hedge of such Forward Confirmation.

Any shares of Common Stock that may be offered and sold pursuant to the Equity Distribution Agreement will be offered and sold pursuant to an effective shelf registration statement filed with the Securities and Exchange Commission on May 9, 2022 (File No. 333-264796) and a prospectus supplement dated May 9, 2022 and an accompanying prospectus dated May 9, 2022 filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act. An opinion of Venable LLP with respect to the validity of shares of the Company’s Common Stock is filed herewith as Exhibit 5.1.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The Equity Distribution Agreement (which includes, as an exhibit thereto, the form of the Forward Confirmation) is filed as Exhibit 1.1 to this Current Report on Form 8-K. The description of certain provisions of the Equity Distribution Agreement and the Forward Confirmation appearing in this Current Report on Form 8-K is not complete and is subject to, and qualified in its entirety by reference to, the Equity Distribution Agreement (including such form of Forward Confirmation included therein) filed herewith as an exhibit to this Current Report on Form 8-K and incorporated herein by reference into this Item 8.01.

Potential Offer and Sale of Common Stock Underlying OP Units

During the quarter ended March 31, 2022, the Operating Partnership and Summit Hospitality JV, LP, the Company’s joint venture with GIC, Singapore’s sovereign wealth fund (the “Joint Venture”), completed an acquisition of certain real properties from NewcrestImage Holdings, LLC and NewcrestImage Holdings II, LLC for an aggregate purchase price of $822.0 million, in the form of (i) 15,864,674 common units of limited partnership of the Operating Partnership (the “OP Units”), (ii) 2,000,000 preferred units of limited partnership of the Operating Partnership designated as 5.25% Series Z Cumulative Perpetual Preferred Units, (iii) $410.0 million cash proceeds from a term loan entered into by subsidiaries of the Joint Venture, (iv) the assumption by subsidiaries of the Joint Venture of approximately $6.6 million in PACE loan debt and (v) approximately $195.0 million cash contributed by GIC, as a limited partner in the Joint Venture.

Pursuant to the partnership agreement of the Operating Partnership, the holders of the OP Units are entitled to cause the Company to redeem the OP Units for cash or, at the Company’s discretion, exchange the OP Units for shares of the Company’s Common Stock on a one-for-one basis.

Up to an aggregate of 15,864,674 shares of the Company’s Common Stock may be offered and sold, from time to time, by the holders of the OP Units if, and to the extent that, such holders present the OP Units for redemption, and the Company exercises its right to redeem such OP Units for shares of Common Stock on a one-for-one basis instead of paying a cash amount, as described above. The Company will not receive any proceeds from any sale by the selling stockholders of the Company’s Common Stock.

Any shares of Common Stock that may be offered and sold by the holders of the OP Units will be offered and sold pursuant to an effective shelf registration statement filed with the Securities and Exchange Commission on May 9, 2022 (File No. 333-264796) and a prospectus supplement dated May 9, 2022 and an accompanying prospectus dated May 9, 2022 filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act. An opinion of Venable LLP with respect to the validity of the shares of the Company’s Common Stock issuable upon redemption of the OP Units is filed herewith as Exhibit 5.1.2., and an opinion of Latham & Watkins LLP with respect thereto is filed herewith as Exhibit 5.1.3.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
1.1	Equity Distribution Agreement, dated May 9, 2022, by and among Summit Hotel Properties, Inc. and Robert W. Baird & Co. Incorporated, BofA Securities, Inc., BMO Capital Markets Corp., BTIG, LLC, Capital One Securities, Inc., Deutsche Bank Securities Inc., Jefferies LLC, Raymond James & Associates, Inc., RBC Capital Markets, LLC, Regions Securities LLC, Truist Securities, Inc. and Wells Fargo Securities, LLC, as sales agents, principals and/or (except in the case of Robert W. Baird & Co. Incorporated, BTIG, LLC and Capital One Securities, Inc.) forward sellers and Bank of America, N.A., The Bank of Montreal, Deutsche Bank AG, London Branch, Jefferies LLC, Raymond James & Associates, Inc., Regions Securities LLC, The Royal Bank of Canada, Truist Bank and Wells Fargo Bank, National Association, as forward purchasers
5.1	Opinion of Venable LLP
5.1.2	Opinion of Venable LLP
5.1.3	Opinion of Latham & Watkins LLP
23.1	Consent of Venable LLP (contained in opinion filed as Exhibit 5.1 hereto)
23.1.2	Consent of Venable LLP (contained in opinion filed as Exhibit 5.1.2 hereto)
23.1.3	Consent of Latham & Watkins LLP (contained in opinion filed as Exhibit 5.1.3 hereto)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Summit Hotel Properties, Inc.

Date: May 9, 2022	By:	/s/ Christopher R. Eng
	Name:	Christopher R. Eng
	Title:	Executive Vice President, General Counsel, Chief Risk Officer and Secretary